UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): August 29, 2023

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 12, 2023, FOXO Technologies Inc. (the “Company”) received a notice (the “Notice”) from NYSE American LLC (“NYSE American”) stating that it is not in compliance with the continued listing standards set forth in Section 1003(a)(i) of the NYSE American Company Guide (the “Company Guide”) and requesting that the Company submit a plan of compliance (the “Plan”) addressing how it intends to regain compliance. In response to the Letter, the Company submitted the Plan to NYSE American on July 12, 2023.

On August 29, 2023, the Company received a letter from NYSE American stating that NYSE American reviewed and accepted the Plan, providing an extension for compliance with Section 1003(a)(i) of the Company Guide until December 12, 2024. NYSE American staff will review the Company periodically for compliance with the initiatives outlined in the Plan. If the Company is not in compliance with the continued listing standards by December 12, 2024, or if the Company does not make progress consistent with the Plan during the Plan period, NYSE American staff will initiate delisting proceedings as appropriate.

As previously disclosed, the Company also received a second written notice (the “Second Notice,” together with the Notice, the “Notices”) on August 16, 2023, from NYSE American stating that it is not in compliance with the continued listing standard set forth in Section 1003(f)(v) of the Company Guide because the Company’s Class A common stock was selling for a substantial period of time at a low price per share, which NYSE American determined to be a 30-trading day average of less than $0.20 per share. The Second Notice stated that the Company’s continued listing is predicated on it effecting a reverse stock split of its Class A common stock or otherwise demonstrating sustained price improvement within a reasonable period of time, which NYSE American has determined to be no later than February 16, 2024. However, NYSE American may take an accelerated delisting action that would pre-empt the cure period in the event that the Class A common stock trades at a level viewed to be abnormally low. The Plan and the extension date referred to above do not apply to the February 16, 2024 deadline for the Company to comply with Section 1003(f)(v) of the Company Guide. The Company intends to effect a reverse stock split of its issued and outstanding shares of Class A common stock, which was previously approved by stockholders at the Company’s annual meeting of stockholders held on May 26, 2023, during the third quarter of 2023, but in any event, in advance of the February 16, 2024 deadline set forth in the Second Notice, to regain compliance with Section 1003(f)(v) of the Company Guide.

The Company will continue to be included in the list of NYSE American noncompliant issuers, and the below compliance (“.BC”) indicator will continue to be disseminated with the Company’s ticker symbol. The Company’s receipt of the Notices from NYSE American does not affect the Company’s business, operations or reporting requirements with the U.S. Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On August 31, 2023, the Company issued a press release announcing NYSE American’s acceptance of the Plan. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibit hereto, is material or that the dissemination of such information is required by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology and include statements regarding the Notices, whether the Company will effect a reverse stock split of its issued and outstanding shares of Class A common stock, and whether the Company will regain compliance with NYSE American’s continued listing standards. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 31, 2023.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

By:	/s/ Tyler Danielson
	Name:	Tyler Danielson
	Title:	Interim Chief Executive Officer

Date: August 31, 2023

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